UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21306
                                   ---------

                          FRANKLIN MUTUAL RECOVERY FUND
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             51 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NJ 07078-2702
             --------------------------------------------------------
               (Address of principal executive offices) (Zip code)

        MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        -------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (210) 912-2100
                                                           --------------

Date of fiscal year end: 03/31
                         -----

Date of reporting period: 9/30/04
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.



                               [GRAPHIC OMITTED]

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                                                              SEPTEMBER 30, 2004
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SEMIANNUAL REPORT AND SHAREHOLDER LETTER                           VALUE
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                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
      FRANKLIN
MUTUAL RECOVERY FUND                                   Eligible shareholders can
                                                       sign up for eDelivery at
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                                                       See inside for details.
--------------------------------------------------------------------------------

                                   [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                      Franklin o Templeton o MUTUAL SERIES

                              THANK YOU FOR YOUR CONTINUED PARTICIPATION

                              At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE         Mutual Series is part of Franklin Templeton
                              Investments, which offers the specialized expertise of three world-class investment management groups --Franklin, Templeton and Mutual
                              Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.
                              Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.

TRUE DIVERSIFICATION          Because these management groups work independently
                              and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities.
                              That's why the funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST     Franklin Templeton Investments seeks to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

                                    CONTENTS

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Franklin Mutual Recovery Fund .............................................    3

Performance Summary .......................................................    7

Your Fund's Expenses ......................................................    9

Financial Highlights and Statement of Investments .........................   11

Financial Statements ......................................................   20

Notes to Financial Statements .............................................   24

Shareholder Information ...................................................   36

--------------------------------------------------------------------------------

SHAREHOLDER LETTER

Dear Shareholder:

We are pleased to bring you Franklin Mutual Recovery Fund's semiannual report for the period ended September 30, 2004.

The Fund focuses on buying undervalued securities in the distressed debt, arbitrage and special situation arenas. We do original research to assess asset value and quantify liabilities as we seek ultimately to identify securities that meet the criteria of our investment strategy. In this manner, we work toward the goal of minimizing risk and generating positive future returns. By doing the hard work of investment analysis, we attempt to increase the odds in favor of our shareholders. Clearly, not every investment proves to be favorable. However, we believe our time-tested strategy, when applied to a portfolio of distressed, arbitrage, and special situations, should continue to enable us to produce attractive results over the long run while we strive for less risk than the overall market.

Equity and bond market movements and the economy's overall direction are unknowable, especially in the short term. Franklin Mutual Recovery Fund's management will remain focused on identifying and purchasing compelling, undervalued securities. We examine complex situations of companies with

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EDELIVERY DETAILS

Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                           Not part of the semiannual report | 1

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STATEMENT ON CURRENT INDUSTRY ISSUES
--------------------------------------------------------------------------------
In our efforts to fulfill our ongoing commitment to provide you with timely and accurate information, we have prepared a statement on current industry issues as they pertain to Franklin Resources, Inc., and our subsidiary companies (Franklin Templeton Investments). You can find the most updated "Statement on Current Industry Issues" and a detailed Q&A at franklintempleton.com, or call us at 1-800/632-2301.
--------------------------------------------------------------------------------

capital structures that require specialized analysis. We believe our greatest tools are patience and hard work. Cash equivalents are very acceptable investment vehicles to us when we are unable to find securities that meet our investment criteria. By staying out of the mainstream and not following trendy themes, we believe we create value for our shareholders. We are optimistic about the future and confident in our investment approach.

In the enclosed semiannual report, the Fund's portfolio managers describe the Mutual Series investment strategy and discuss investment decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that securities markets and mutual fund share prices will fluctuate.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, read timely commentary from portfolio managers, and find helpful financial planning tools. We hope you will take advantage of these online services.

We hope you find this report informative, and we thank you for your support and interest in Franklin Mutual Recovery Fund.

Sincerely,


/s/ David J. Winters

David J. Winters, CFA

President, Chief Executive Officer and Chief Investment Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF SEPTEMBER 30, 2004. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.


2 | Not part of the semiannual report

SEMIANNUAL REPORT

FRANKLIN MUTUAL RECOVERY FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Mutual Recovery Fund's goal is capital appreciation. The Fund seeks to achieve superior risk-adjusted returns with a low correlation to U.S. equity markets by investing in distressed companies, risk arbitrage securities and undervalued securities. The Fund may take long and short positions.

We are pleased to bring you Franklin Mutual Recovery Fund's semiannual report covering the period ended September 30, 2004.

PERFORMANCE OVERVIEW

Franklin Mutual Recovery Fund - Class A delivered a 1.93% cumulative total return for the six months ended September 30, 2004. For comparison, the Fund outperformed the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index, which posted a -0.48% cumulative total return during the same time.(1) You can find more of the Fund's performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

During the six months ended September 30, 2004, the domestic economy grew, with gross domestic product (GDP) growth averaging an estimated annualized 3.5%. Major contributors to growth included inventory investment, equipment and software spending, federal government spending and a resilient housing market. However, job worries contributed to declining consumer confidence late in the period, which could be seen in relatively weak consumer spending and modest retail sales.

Labor market conditions improved during the reporting period. More than one-half of the jobs lost during the recession and weak economic expansion have been recovered. The economy created 1.8 million jobs since summer 2003. In addition, the unemployment rate fell from 5.7% in March 2004 to

(1) Source: Bloomberg LP. The Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index is designed as a transparent benchmark for the U.S. government bond market. The index is unmanaged and includes price appreciation/depreciation only. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 15.

[SIDEBAR]

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

TOP 10 SECTORS/INDUSTRIES
9/30/04

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Media                                                                      12.3%
--------------------------------------------------------------------------------
Electric Utilities                                                         10.2%
--------------------------------------------------------------------------------
Multi-Utilities & Unregulated Power                                         9.2%
--------------------------------------------------------------------------------
Insurance                                                                   7.2%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      6.6%
--------------------------------------------------------------------------------
Construction Materials                                                      4.7%
--------------------------------------------------------------------------------
Transportation Infrastructure                                               4.4%
--------------------------------------------------------------------------------
Health Care Providers & Services                                            4.1%
--------------------------------------------------------------------------------
Leisure Equipment & Products                                                4.0%
--------------------------------------------------------------------------------
Tobacco                                                                     2.9%
--------------------------------------------------------------------------------


                                                           Semiannual Report | 3

5.4% at period-end.(2) Services created the most jobs led by leisure and hospitality, education and health, and business and professional services.

In light of positive economic developments, consumer inflation remained modest but picked up speed in 2004, with record-high oil prices a dominant theme. Excluding the volatile food and energy categories, consumer prices increased 2.0% for the 12 months ended September 30, 2004.(2) Consequently, the Federal Reserve Board (Fed) raised the federal funds target rate during the reporting period, with quarter percentage point hikes on June 30, August 10 and September
21. As a result of the increases, the federal funds target rate rose from 1.0% to 1.75%. With core inflation expected to remain relatively low, Fed policymakers believe they can raise interest rates at a measured pace. Nonetheless, the Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Domestic equity markets generally traded in a fairly narrow range during the reporting period. Despite continued signs of enhanced corporate fundamentals, investors appeared cautious due to geopolitical uncertainty, soaring oil prices and rising short-term interest rates. The Standard & Poor's 500 Composite Index (S&P 500) fell 0.18% for the six months under review, while the technology-heavy NASDAQ Composite Index declined 4.63%.(3)

INVESTMENT STRATEGY

We follow a distinctive investment approach and can seek investments in distressed companies, risk arbitrage and undervalued securities. The availability of investments at attractive prices in each of these categories varies with market cycles. Therefore, the percentage of the Fund's assets invested in each of these areas will fluctuate as we attempt to take advantage of opportunities afforded by cyclical changes. We employ rigorous, fundamental analysis to find compelling situations. Our approach to successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its asset value based on such factors as book value, cash flow potential, long-term earnings and earnings multiples. We may invest in distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

(2)   Source: Bureau of Labor Statistics.

(3) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.

[SIDEBAR]

TOP 10 HOLDINGS
9/30/04

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Adelphia Communications Corp. & Affiliates                                  5.5%
   MEDIA, U.S.
--------------------------------------------------------------------------------
Owens Corning, Revolver                                                     4.7%
   CONSTRUCTION MATERIALS, U.S.
--------------------------------------------------------------------------------
NRG Energy Inc.                                                             4.6%
   MULTI-UTILITIES & UNREGULATED POWER, U.S.
--------------------------------------------------------------------------------
Occum Acquisition Corp.                                                     4.6%
   INSURANCE, U.S.
--------------------------------------------------------------------------------
Eurotunnel                                                                  4.4%
   TRANSPORTATION INFRASTRUCTURE, U.K
--------------------------------------------------------------------------------
Trump Atlantic                                                              4.0%
   LEISURE EQUIPMENT & PRODUCTS, U.S.
--------------------------------------------------------------------------------
Calpine & Affiliates                                                        3.7%
   MULTI-UTILITIES & UNREGULATED POWER, U.S.
--------------------------------------------------------------------------------
NTL Inc.                                                                    3.4%
   MEDIA, U.K
--------------------------------------------------------------------------------
Telewest Global Inc.                                                        3.3%
   DIVERSIFIED TELECOMMUNICATION
   SERVICES, U.K
--------------------------------------------------------------------------------
Mirant Corp.                                                                3.2%
   ELECTRIC UTILITIES, U.S.
--------------------------------------------------------------------------------


4 | Semiannual Report

MANAGER'S DISCUSSION

On September 30, 2004, the Fund was 90% invested, with about 59% of total net assets in positions we classified as distressed, bankrupt or post-reorganization. The portfolio's gross risk arbitrage exposure remained relatively flat since our March 2004 annual report, at 10% of total net assets. Special situation investments represented the balance, at nearly 21% of the Fund's total net assets. Special situation value investments often, though not always, arise as a corollary to our distressed investment activities. They may include private equity, mezzanine or other debt refinancings or other undervalued investments we identified in our distressed analysis process.

The Fund's positive performance during the six months under review was driven largely by our investment in NRG Energy, a core stock position established when we exchanged the company's debt for equity during its December 2003 bankruptcy reorganization. NRG is one of the largest U.S. owners and operators of power generation assets. Formerly a subsidiary of Xcel Energy, NRG entered into bankruptcy in 2002 and exited bankruptcy at the end of 2003. Prior to bankruptcy protection, NRG had significantly insufficient cash flows and an unsupportable debt load. Through the bankruptcy process, NRG was able to address its excess leverage issues, shed unprofitable operations, negotiate a significant settlement with parent company Xcel Energy, and emerge as a viable entity. Post-reorganization, we believed the equity analyst community did not fully cover NRG's stock, it was misunderstood by the wider investing community, and traded at a significant discount to our estimated value.

The Fund also benefited from stock in Hanmi Financial, a special situation opportunity that appreciated more than 50% since we acquired the position in April 2004. Hanmi Financial is a U.S.-based bank concentrating on the Korean-American market. In late 2003, Hanmi agreed to acquire Pacific Union Bank, creating the largest U.S. Korean-American bank. We participated in the private financing of the acquisition and bought Hanmi stock at levels we believed were substantially below intrinsic value. During April 2004, our private holdings in Hanmi, a NASDAQ-traded stock, went unrestricted.

The position with the greatest negative impact on the Fund's share price was our investment in MCI (formerly WorldCom), which declined significantly following the company's emergence from Chapter 11 bankruptcy protection in April 2004.

[SIDEBAR]

PORTFOLIO BREAKDOWN

Based on Total Net Assets as of 9/30/04

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

Equity                                                                     48.3%

Debt Instruments                                                           41.5%

Short-Term Investments & Other Net Assets                                  10.2%


                                                           Semiannual Report | 5

Another investment that negatively impacted Fund performance during the period was our position in Eurotunnel bank debt. The company carried too much leverage and had a very complex capital structure following a restructuring completed in 1997. During the past year, the company's board and management were voted out of office by shareholders and replaced with new directors and officers. Eurotunnel's operational performance continued to deteriorate, and we believed it was questionable whether the company would be able to meet debt service payments in future years. We expect to be active in any restructuring process that arises and currently sit on an ad hoc committee of the largest creditors, which has begun the process of initiating contact with the company and its advisors.

Thank you for your interest and participation in Franklin Mutual Recovery Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]                         /s/ Michael J. Embler

                                        Michael J. Embler
                                        Portfolio Manager


[PHOTO OMITTED]                         /s/ Eric M. Yip

                                        Eric M. Yip
                                        Assistant Portfolio Manager

                                        Franklin Mutual Recovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Semiannual Report

PERFORMANCE SUMMARY AS OF 9/30/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A                                        CHANGE      9/30/04       3/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.23       $12.14        $11.91
--------------------------------------------------------------------------------
CLASS B                                        CHANGE      9/30/04       3/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.19       $12.08        $11.89
--------------------------------------------------------------------------------
CLASS C                                        CHANGE      9/30/04       3/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.19       $12.08        $11.89
--------------------------------------------------------------------------------
ADVISOR CLASS                                  CHANGE      9/30/04       3/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.25       $12.17        $11.92
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE ANY CURRENT, APPLICABLE, MAXIMUM SALES CHARGE.

--------------------------------------------------------------------------------
CLASS A                                          6-MONTH     INCEPTION (11/3/03)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          1.93%            9.58%
--------------------------------------------------------------------------------
Aggregate Total Return(2)                          -3.93%            3.28%
--------------------------------------------------------------------------------
Value of $10,000 Investment(3)                   $ 9,607          $10,328
--------------------------------------------------------------------------------
CLASS B                                          6-MONTH     INCEPTION (11/3/03)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          1.60%            9.09%
--------------------------------------------------------------------------------
Aggregate Total Return(2)                          -2.40%            5.09%
--------------------------------------------------------------------------------
Value of $10,000 Investment(3)                   $ 9,760          $10,509
--------------------------------------------------------------------------------
CLASS C                                          6-MONTH     INCEPTION (11/3/03)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          1.60%            9.07%
--------------------------------------------------------------------------------
Aggregate Total Return(2)                           0.60%            8.07%
--------------------------------------------------------------------------------
Value of $10,000 Investment(3)                   $10,060          $10,807
--------------------------------------------------------------------------------
ADVISOR CLASS                      6-MONTH        1-YEAR     INCEPTION (6/2/03)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            2.10%        14.84%           22.07%
--------------------------------------------------------------------------------
Average Annual Total Return(4)        2.10%        14.84%           16.20%
--------------------------------------------------------------------------------
Value of $10,000 Investment(3)     $10,210       $11,484          $12,207
--------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                           Semiannual Report | 7

ENDNOTES

THE FUND IS NON-DIVERSIFIED, WHICH MEANS IT CAN BE MORE SUSCEPTIBLE TO ADVERSE ECONOMIC, POLITICAL AND REGULATORY CHANGES. THE FUND INVESTS IN SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO SHORT STOCKS. IT MAY NOT BE ABLE TO COVER A SHORT POSITION AT ANY PARTICULAR TIME OR AT AN ACCEPTABLE PRICE. THE FUND IS STRUCTURED AS A CONTINUOUSLY OFFERED, CLOSED-END FUND AND DOES NOT OFFER DAILY REDEMPTIONS. INSTEAD, THE FUND HAS A FUNDAMENTAL POLICY TO PROVIDE INVESTORS ACCESS TO THEIR MONEY BY MAKING QUARTERLY TENDER OFFERS FOR 5%-25% OF THE FUND'S OUTSTANDING SHARES. HOWEVER, IN UNUSUAL CIRCUMSTANCES, THE FUND MAY SUSPEND OR POSTPONE A TENDER OFFER SUBJECT TO APPROVAL BY THE FUND'S BOARD OF TRUSTEES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Aggregate total return represents the change in value of an investment since inception and includes any current, applicable, maximum sales charge. Since these shares have existed for less than one year, average annual total returns are not provided.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.


8 | Semiannual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                           Semiannual Report | 9

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                          VALUE 3/31/04      VALUE 9/30/04    PERIOD* 3/31/04-9/30/04
------------------------------------------------------------------------------------------------------------
Actual                                              $1,000            $1,019.30               $14.59
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000            $1,010.55               $14.53
------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------
Actual                                              $1,000            $1,016.00               $17.74
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000            $1,007.40               $17.67
------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------
Actual                                              $1,000            $1,016.00               $17.84
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000            $1,007.30               $17.76
------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------------
Actual                                              $1,000            $1,021.00               $12.83
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000            $1,012.30               $12.78
------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      2.89%; B: 3.52%, C: 3.54%; and Advisor: 2.54%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


10 | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

FINANCIAL HIGHLIGHTS

                                                                                         ------------------------------------------
                                                                                          SIX MONTHS ENDED
                                                                                         SEPTEMBER 30, 2004          YEAR ENDED
CLASS A                                                                                      (UNAUDITED)          MARCH 31, 2004(e)
                                                                                         ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ................................................        $    11.91              $    11.10
                                                                                             ----------------------------------
Income from investment operations:

   Net investment income (loss)(a) ..................................................               .06                    (.04)

   Net realized and unrealized gains (losses) .......................................               .17                     .90
                                                                                             ----------------------------------
Total from investment operations ....................................................               .23                     .86
                                                                                             ----------------------------------
Less distributions from:

   Net investment income ............................................................                --                    (.01)

   Net realized gains ...............................................................                --                    (.04)
                                                                                             ----------------------------------
Total distributions .................................................................                --                    (.05)
                                                                                             ----------------------------------
Net asset value, end of period ......................................................        $    12.14              $    11.91
                                                                                             ==================================
Total return(b) .....................................................................              1.93%                   7.77%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................................................        $   34,976              $   24,225

Ratios to average net assets:*

   Expenses(c) ......................................................................              2.89%(e)                3.45%(e)

   Net investment income (loss) .....................................................               .51%(e)                (.89)%(e)

Portfolio turnover rate .............................................................             23.69%                 129.60%

*Ratio to average net assets, excluding dividend expense on securities sold short:

   Expenses .........................................................................              2.88%(e)                3.36%(e)

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

(d)   For the period November 3, 2003 (commencement date) to March 31, 2004.

(e)   Annualized.


                     Semiannual Report | See notes to financial statements. | 11

FRANKLIN MUTUAL RECOVERY FUND

                                                                                         ------------------------------------------
                                                                                          SIX MONTHS ENDED
                                                                                         SEPTEMBER 30, 2004          YEAR ENDED
CLASS B                                                                                      (UNAUDITED)          MARCH 31, 2004(d)
                                                                                         ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ................................................        $    11.89              $    11.10
                                                                                             ----------------------------------
Income from investment operations:

   Net investment income (loss)(a) ..................................................               .01                    (.07)

   Net realized and unrealized gains (losses) .......................................               .18                     .91
                                                                                             ----------------------------------
Total from investment operations ....................................................               .19                     .84
                                                                                             ----------------------------------
Less distributions from:

   Net investment income ............................................................                --                    (.01)

   Net realized gains ...............................................................                --                    (.04)
                                                                                             ----------------------------------
Total distributions .................................................................                --                    (.05)
                                                                                             ----------------------------------
Net asset value, end of period ......................................................        $    12.08              $    11.89
                                                                                             ==================================
Total return(b) .....................................................................              1.60%                   7.55%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................................................        $    2,482              $    1,892

Ratios to average net assets:*

   Expenses(c) ......................................................................              3.52%(e)                4.10%(e)

   Net investment income (loss) .....................................................              (.12)%(e)              (1.47)%(e)

Portfolio turnover rate .............................................................             23.69%                 129.60%

*Ratio to average net assets, excluding dividend expense on securities sold short:

   Expenses .........................................................................              3.51%(e)                4.00%(e)

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

(d)   For the period November 3, 2003 (commencement date) to March 31, 2004.

(e)   Annualized.


12 | See notes to financial statements. | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

                                                                                         ------------------------------------------
                                                                                          SIX MONTHS ENDED
                                                                                         SEPTEMBER 30, 2004          YEAR ENDED
CLASS C                                                                                      (UNAUDITED)          MARCH 31, 2004(d)
                                                                                         ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ................................................        $    11.89              $    11.10
                                                                                             ----------------------------------
Income from investment operations:

   Net investment income (loss)(a) ..................................................                --(d)                 (.07)

   Net realized and unrealized gains (losses) .......................................               .19                     .91
                                                                                             ----------------------------------
Total from investment operations ....................................................               .19                     .84
                                                                                             ----------------------------------
Less distributions from:

   Net investment income ............................................................                --                    (.01)

   Net realized gains ...............................................................                --                    (.04)
                                                                                             ----------------------------------
Total distributions .................................................................                --                    (.05)
                                                                                             ----------------------------------
Net asset value, end of period ......................................................        $    12.08              $    11.89
                                                                                             ==================================
Total return(b) .....................................................................              1.60%                   7.54%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................................................        $   21,224              $   16,887

Ratios to average net assets:*

   Expenses(c) ......................................................................              3.54%(f)                4.10%(f)

   Net investment income (loss) .....................................................              (.14)%(f)              (1.52)%(f)

Portfolio turnover rate .............................................................             23.69%                 129.60%

*Ratio to average net assets, excluding dividend expense on securities sold short:

   Expenses .........................................................................              3.53%(f)                4.02%(f)

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

(d)   Actual net investment gain is $0.003.

(e)   For the period November 3, 2003 (commencement date) to March 31, 2004.

(f)   Annualized.


                     Semiannual Report | See notes to financial statements. | 13

FRANKLIN MUTUAL RECOVERY FUND

                                                                                         ------------------------------------------
                                                                                          SIX MONTHS ENDED
                                                                                         SEPTEMBER 30, 2004          YEAR ENDED
ADVISOR CLASS                                                                                (UNAUDITED)          MARCH 31, 2004(d)
                                                                                         ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ................................................        $    11.92              $    10.00
                                                                                             ----------------------------------
Income from investment operations:

   Net investment income (loss)(a) ..................................................               .11                    (.09)

   Net realized and unrealized gains (losses) .......................................               .14                    2.06
                                                                                             ----------------------------------
Total from investment operations ....................................................               .25                    1.97
                                                                                             ----------------------------------
Less distributions from:

   Net investment income ............................................................                --                    (.01)

   Net realized gains ...............................................................                --                    (.04)
                                                                                             ----------------------------------
Total distributions .................................................................                --                    (.05)
                                                                                             ----------------------------------
Net asset value, end of period ......................................................        $    12.17              $    11.92
                                                                                             ==================================

Total return(b) .....................................................................              2.10%                  19.76%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................................................        $   53,760              $   45,854

Ratios to average net assets:*

   Expenses(c) ......................................................................              2.54%(e)                3.10%(e)

   Net investment income (loss) .....................................................               .86%(e)               (1.01)%(e)

Portfolio turnover rate .............................................................             23.69%                 129.60%

*Ratio to average net assets, excluding dividend expense on securities sold short:

   Expenses .........................................................................              2.53%(e)                3.01%(e)

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.

(d)   For the period June 2, 2003 (commencement date) to March 31, 2004.

(e)   Annualized.


14 | See notes to financial statements. | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2004 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SHARES/WARRANTS/
                                                                                     COUNTRY           CONTRACTS          VALUE
------------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS 48.4%
            AIRLINES .9%
    (a),(b) Ace Aviation Holdings Inc. .........................................      Canada              50,673      $     994,297
                                                                                                                      -------------

            COMMERCIAL BANKS 1.8%
        (a) Cerberus NCB Acquisition LP Ltd., wts., 8/29/13 ....................      Japan              243,712            121,856
    (a),(b) Elephant Capital Holdings Ltd. .....................................      Japan                  286            380,589
            Hanmi Financial Corp. ..............................................  United States           50,915          1,537,633
                                                                                                                      -------------
                                                                                                                          2,040,078
                                                                                                                      -------------

            COMMUNICATIONS EQUIPMENT 1.2%
        (a) Advanced Fibre Communications Inc. .................................  United States           84,374          1,341,547
                                                                                                                      -------------

            DIVERSIFIED TELECOMMUNICATION SERVICES 5.3%
(a),(b),(c) AboveNet Inc. ......................................................  United States           39,586            948,615
(b),(c),(d) AboveNet Inc., Contingent Distribution .............................  United States        2,387,000                 --
        (a) MCI Inc. ...........................................................  United States           79,296          1,328,208
        (d) Telewest Communications PLC, Contingent Distribution ...............  United Kingdom       1,290,000                 --
        (a) Telewest Global Inc. ...............................................  United Kingdom         315,492          3,666,017
                                                                                                                      -------------
                                                                                                                          5,942,840
                                                                                                                      -------------

            ELECTRIC UTILITIES 3.7%
        (a) Allegheny Energy Inc. ..............................................  United States          121,400          1,937,544
        (a) Aquila Inc. ........................................................  United States          728,000          2,271,360
                                                                                                                      -------------
                                                                                                                          4,208,904
                                                                                                                      -------------

            HEALTH CARE PROVIDERS & SERVICES 2.1%
    (a),(c) Kindred Healthcare Inc. ............................................  United States          103,800          2,406,084
        (c) Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11 .................  United States               83                 54
                                                                                                                      -------------
                                                                                                                          2,406,138
                                                                                                                      -------------

            INSURANCE 7.2%
    (a),(b) Imagine Group Holdings Ltd. ........................................     Bermuda             287,034          2,939,667
    (a),(b) Occum Acquisition Corp. ............................................  United States           51,200          5,120,000
                                                                                                                      -------------
                                                                                                                          8,059,667
                                                                                                                      -------------

            INTERNET & CATALOG RETAIL .2%
        (a) Orbitz Inc. ........................................................  United States            8,200            223,040
                                                                                                                      -------------

            MEDIA 6.4%
        (a) Cox Communications Inc., A .........................................  United States           35,300          1,169,489
        (a) Hollinger Inc. .....................................................      Canada             140,700            446,189
        (b) Hollinger International Inc. .......................................  United States          112,700          1,753,725
        (a) NTL Inc. ...........................................................  United Kingdom          61,520          3,818,546
                                                                                                                      -------------
                                                                                                                          7,187,949
                                                                                                                      -------------

            METALS & MINING 2.2%
            Anglo American PLC .................................................  United Kingdom         101,479          2,436,482
                                                                                                                      -------------

            MULTI-UTILITIES & UNREGULATED POWER 4.6%
        (a) NRG Energy Inc. ....................................................  United States          190,802          5,140,206
        (d) NRG Energy Inc., Contingent Distribution ...........................  United States        3,092,934                 --
                                                                                                                      -------------
                                                                                                                          5,140,206
                                                                                                                      -------------

                                                          Semiannual Report | 15

FRANKLIN MUTUAL RECOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SHARES/WARRANTS/
                                                                                     COUNTRY           CONTRACTS          VALUE
------------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
            MULTILINE RETAIL 1.8%
            Marks & Spencer Group PLC ..........................................  United Kingdom         319,400      $   1,985,181
                                                                                                                      -------------

            PHARMACEUTICALS 2.6%
            Fujisawa Pharmaceutical Co. Ltd. ...................................      Japan               55,500          1,252,827
            Sanofi-Aventis .....................................................      France              23,174          1,683,181
            Yamanouchi Pharmaceutical Co. Ltd. .................................      Japan                  600             19,403
                                                                                                                      -------------
                                                                                                                          2,955,411
                                                                                                                      -------------

            REAL ESTATE .7%
            Luminent Mortgage Capital Inc. .....................................  United States           64,112            812,940
                                                                                                                      -------------

            SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.2%
        (a) Artisan Components Inc. ............................................  United States           44,700          1,301,217
                                                                                                                      -------------

            SPECIALTY RETAIL 1.0%
        (a) Hollywood Entertainment Corp. ......................................  United States          111,400          1,099,518
                                                                                                                      -------------

            THRIFTS & MORTGAGE FINANCE 1.1%
            Bank Mutual Corp. ..................................................  United States          106,200          1,274,400
                                                                                                                      -------------

            TOBACCO 2.8%
            Imperial Tobacco Group PLC .........................................  United Kingdom          55,412          1,208,931
            Reynolds American Inc. .............................................  United States           29,500          2,007,180
                                                                                                                      -------------
                                                                                                                          3,216,111
                                                                                                                      -------------

            WIRELESS TELECOMMUNICATION SERVICES 1.6%
        (a) AT&T Wireless Services Inc. ........................................  United States          124,300          1,837,154
                                                                                                                      -------------
            TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS (COST $52,533,851) ..                                         54,463,080
                                                                                                                      -------------

            PREFERRED STOCKS .5%

                                                                                                          ------
                                                                                                          SHARES
                                                                                                          ------
            ELECTRIC UTILITIES
        (a) Montana Power Co., 8.45%, pfd ......................................  United States            1,020              6,477
                                                                                                                      -------------

            MEDIA .5%
            News Corp. Ltd., ADR, pfd ..........................................    Australia             17,300            542,009
                                                                                                                      -------------
            TOTAL PREFERRED STOCKS (COST $512,151) .............................                                            548,486
                                                                                                                      -------------

                                                                                                    -------------------
                                                                                                    PRINCIPAL AMOUNT(e)
                                                                                                    -------------------
            CORPORATE BONDS & NOTES 24.4%
            Calpine Corp.,
                7.625%, 4/15/06 ................................................  United States       $2,284,000          2,124,120
                10.50%, 5/15/06 ................................................  United States           10,000              9,700
            Calpine Generating Co., 144A, FRN, 11.169%, 4/01/11 ................  United States        2,177,000          1,970,185
            Eurotunnel PLC, FRN, 6.347%,12/31/25 ...............................  United Kingdom       3,582,800 GBP      3,213,652
            Eurotunnel SA, FRN,
                3.449%, 12/31/25, Tier 3 (LIBOR) ...............................      France           2,833,400 EUR      1,744,336
                3.453%, 12/31/25, Tier 3 (LIBOR) ...............................      France              41,370 EUR         25,469


16 | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY      PRINCIPAL AMOUNT(e)     VALUE
------------------------------------------------------------------------------------------------------------------------------------
            CORPORATE BONDS & NOTES (CONT.)
            Guadalupe Power Partners LP,
                Debt Service Reserve, 6.00%, 9/21/06 ...........................  United States       $  158,700      $     137,275
                Power Sale Agreement, 9/2/06 ...................................  United States          261,300            226,025
                Term Loan, 3.75%, 9/21/06 ......................................  United States        1,931,024          1,670,335
            HealthSouth Corp., senior note, 7.625%, 6/01/12 ....................  United States        2,256,000          2,193,960
            MCI Inc.,
                5.908%, 5/01/07 ................................................  United States          343,000            340,856
                6.688%, 5/01/09 ................................................  United States          843,000            814,549
                7.735%, 5/01/14 ................................................  United States          294,000            279,300
        (b) Motor Coach Industries International Inc., FRN,15.00%, 10/01/08 ....  United States        2,829,222          2,829,222
            Odessa-Ector Power Partners LP,
                Debt Service Reserve, 3.625%, 2/10/07 ..........................  United States          109,400             99,554
                Power Sale Agreement, 2/10/07 ..................................  United States          235,800            214,578
                Term Loan, 3.50%, 2/10/07 ......................................  United States        1,939,182          1,764,655
            Reliant Energy Channelview LP Inc.,
                Revolver, 2.938%, 8/15/07 ......................................  United States          151,600            128,860
                Term Loan A, 2.938%,11/26/17 ...................................  United States        1,579,367          1,342,462
        (b) Seton House Finance Ltd., zero cpn., 2/07/12 .......................  United Kingdom       5,782,000 EUR      1,833,729
            Trump Atlantic,
                11.25%, 5/01/06 ................................................  United States        4,055,000          3,517,713
                Series B, 11.25%, 5/01/06 ......................................  United States        1,088,000            943,840
                Series B, 144A, 11.25%, 5/01/06 ................................  United States            7,000              6,073
                                                                                                                      -------------
            TOTAL CORPORATE BONDS & NOTES (COST $28,032,457) ...................                                         27,430,448
                                                                                                                      -------------

            BONDS & NOTES IN REORGANIZATION 17.1%
            Adelphia Communications Corp.,
                9.25%, 10/01/02 ................................................  United States        1,987,000          1,758,495
                8.125%, 7/15/03 ................................................  United States          950,000            836,000
                9.875%, 3/01/05 ................................................  United States           22,000             19,800
                10.25%, 11/01/06 ...............................................  United States          369,000            333,945
                9.875%, 3/01/07 ................................................  United States            3,000              2,715
                8.375%, 2/01/08 ................................................  United States           31,000             27,590
                7.875%, 5/01/09 ................................................  United States           12,000             10,440
                9.375%, 11/15/09 ...............................................  United States        1,320,000          1,221,000
                10.875%, 10/01/10 ..............................................  United States           75,000             69,375
                10.25%, 6/15/11 ................................................  United States           66,000             62,535
            Air Canada Inc.,
                6.75%, 2/02/04 .................................................      Canada               6,000 CAD          1,084
                9.00%, 6/01/06 .................................................      Canada              11,000 CAD          2,033
                10.00%, 6/01/06 ................................................      Canada              12,000 EUR          3,618
                7.25%, 10/01/07 ................................................      Canada              21,000 CAD          3,897
                10.25%, 3/15/11 ................................................      Canada           1,027,000            270,284
                Bank Claim .....................................................      Canada             776,800 CAD        138,253
                Bank Claim .....................................................      Canada           1,176,000 JPY          2,627
                Term Loan ......................................................      Canada              49,000             13,365
                zero cpn., 7/31/05 .............................................      Canada           1,363,655            360,890


                                                          Semiannual Report | 17

FRANKLIN MUTUAL RECOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY      PRINCIPAL AMOUNT(e)     VALUE
------------------------------------------------------------------------------------------------------------------------------------
            BONDS & NOTES IN REORGANIZATION (CONT.)
            Armstrong Holdings Inc.,
                6.35%, 8/01/03 .................................................  United States       $  162,000      $     104,490
                6.50%, 8/15/05 .................................................  United States        2,162,000          1,405,300
                9.75%, 4/15/08 .................................................  United States           42,000             27,300
                7.45%, 5/15/29 .................................................  United States           15,000              9,562
            Century Communications Corp.,
                9.50%, 3/01/05 .................................................  United States        1,595,000          1,714,625
                8.875%, 1/15/07 ................................................  United States           15,000             15,994
                8.75%, 10/01/07 ................................................  United States           29,000             30,305
            Series B, zero cpn., 1/15/08 .......................................  United States           51,000             31,620
            Mirant Americas Generation Inc.,
                7.625%, 5/01/06 ................................................  United States           18,000             16,020
                8.30%, 5/01/11 .................................................  United States           73,000             64,605
                9.125%, 5/01/31 ................................................  United States           57,000             50,160
            Mirant Corp.,
                senior note, 144A, 7.90%, 7/15/09 ..............................  United States        1,258,000            801,975
                Tranche C Revolver .............................................  United States           11,009              6,660
                4 Year Revolver, 7/17/05 .......................................  United States          132,697             89,570
                364 Day Revolver ...............................................  United States        4,436,350          2,683,992
            Owens Corning, Revolver ............................................  United States        6,666,310          5,283,051
            Teco Panda,
                Bank Claim .....................................................  United States           33,680             21,218
                Bank Claim #2 ..................................................  United States        2,120,250          1,452,371
                Debt Service Reserve L/C Loan ..................................  United States           40,100             27,469
                Project L/C Loan Facility ......................................  United States          302,700            207,350
                                                                                                                      -------------
            TOTAL BONDS & NOTES IN REORGANIZATION (COST $18,044,419) ...........                                         19,181,583
                                                                                                                      -------------

            GOVERNMENT AGENCIES (COST $7,398,546) 6.6%
        (f) Federal Home Loan Bank, 1.575% - 1.650%, 10/01/04 - 11/02/04 .......  United States        7,400,000          7,398,730
                                                                                                                      -------------

                                                                                                          -----
                                                                                                          UNITS
                                                                                                          -----
            OTHER INVESTMENTS (COST $1,296,661) 1.4%
        (g) Inpower 2 Limited, Jersey ..........................................  Jersey Islands         518,000          1,609,776
                                                                                                                      -------------
            TOTAL INVESTMENTS (COST $107,818,085) 98.4% ........................                                        110,632,103
            SECURITIES SOLD SHORT (2.0)% .......................................                                         (2,252,764)
            NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (.1)% ............                                            (71,028)
            OTHER ASSETS, LESS LIABILITIES 3.7% ................................                                          4,133,699
                                                                                                                      -------------
            NET ASSETS 100.0% ..................................................                                      $ 112,442,010
                                                                                                                      =============


18 | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
            ISSUER                                                                   COUNTRY             SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
            SECURITIES SOLD SHORT
            COMMUNICATIONS EQUIPMENT .8%
        (h) Tellabs Inc. .......................................................  United States          103,530      $     951,441
                                                                                                                      -------------

            DIVERSIFIED FINANCIAL SERVICES 1.2%
        (h) Nasdaq 100 .........................................................  United States           37,022          1,301,323
                                                                                                                      -------------
            TOTAL SECURITIES SOLD SHORT (PROCEEDS $2,179,279) ..................                                      $   2,252,764
                                                                                                                      =============

CURRENCY ABBREVIATIONS: | CAD - Canadian Dollar | EUR - Euro |
GBP - British Pound | JPY - Japanese Yen

(a)   Non-income producing.

(b)   See Note 10 regarding restricted securities.

(c) A member of the Fund's Portfolio Management team serves as a member on the board of directors. As a result of this involvement, the Portfolio Manager could receive material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

(d) Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(e)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(f) See Note 1(f) regarding securities segregated with broker for securities sold short.

(g) Units consist of Noteco Ltd., Floating Rate Note (FRN), 9.02%, 6/30/15, Series A2 (Principal Amount 518,000 GBP), Noteco Ltd. FRN, 9.02%, 6/30/15, Series A3 (Principal Amount 96,350 GBP), and 96,350 shares of Drax Group Ltd., common.

(h)   See Note 1(f) regarding securities sold short.


                     Semiannual Report | See notes to financial statements. | 19

FRANKLIN MUTUAL RECOVERY FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2004 (unaudited)

Assets:
   Investments in securities:
      Cost ...................................................................      $107,818,085
                                                                                    ============
      Value (includes securities segregated with broker for securities sold
      short in the amount of $1,568,527) .....................................       110,632,103
Cash .........................................................................         1,239,985
Foreign currency, at value (cost $1,902,737) .................................         1,958,818
Receivables:
      Investment securities sold .............................................           357,988
      Capital shares sold ....................................................           184,344
      Dividends and interest .................................................           512,859
      Affiliates .............................................................             7,906
   Deposits with broker for securities sold short ............................         2,553,034
   Due from broker - synthetic equity swaps ..................................           779,009
   Unrealized gain on forward exchange contracts (Note 9) ....................            17,903
                                                                                    ------------
         Total assets ........................................................       118,243,949
                                                                                    ------------
Liabilities:
   Payables:
      Investment securities purchased ........................................         3,409,551
   Securities sold short, at value (proceeds $2,179,279) .....................         2,252,764
   Unrealized loss on forward exchange contracts (Note 9) ....................            88,931
   Other liabilities .........................................................            50,693
                                                                                    ------------
         Total liabilities ...................................................         5,801,939
                                                                                    ------------
            Net assets, at value .............................................      $112,442,010
                                                                                    ------------
Net assets consist of:
   Undistributed net investment income .......................................      $    200,186
   Net unrealized appreciation (depreciation) ................................         2,752,965
   Accumulated net realized gain (loss) ......................................         5,007,599
   Capital shares ............................................................       104,481,260
                                                                                    ------------
            Net assets, at value .............................................      $112,442,010
                                                                                    ============


20 | See notes to financial statements. | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2004 (unaudited)

CLASS A:
   Net assets, at value ...................................................      $34,975,738
                                                                                 ===========
   Shares outstanding .....................................................        2,881,239
                                                                                 ===========
   Net asset value per share(a) ...........................................      $     12.14
                                                                                 ===========
   Maximum offering price per share (net asset value per share / 94.25%) ..      $     12.88
                                                                                 ===========
CLASS B:
   Net assets, at value ...................................................      $ 2,482,240
                                                                                 ===========
   Shares outstanding .....................................................          205,420
                                                                                 ===========
   Net asset value and maximum offering price per share(a) ................      $     12.08
                                                                                 ===========
CLASS C:
   Net assets, at value ...................................................      $21,224,317
                                                                                 ===========
   Shares outstanding .....................................................        1,756,522
                                                                                 ===========
   Net asset value and maximum offering price per share(a) ................      $     12.08
                                                                                 ===========
ADVISOR CLASS:
   Net assets, at value ...................................................      $53,759,715
                                                                                 ===========
   Shares outstanding .....................................................        4,417,257
                                                                                 ===========
   Net asset value and maximum offering price per share(b) ................      $     12.17
                                                                                 ===========

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.

(b) Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 21

FRANKLIN MUTUAL RECOVERY FUND

STATEMENT OF OPERATIONS
for the six months ended September 30, 2004 (unaudited)

Investment income:
(net of foreign taxes of $10,498)
   Dividends ...................................................................      $   388,065
   Interest ....................................................................        1,326,669
                                                                                      -----------
         Total investment income ...............................................        1,714,734
Expenses:
   Management fees (Note 4) ....................................................          878,141
   Administrative fees (Note 4) ................................................          100,642
   Distribution fees (Note 4)
      Class A ..................................................................           52,079
      Class B ..................................................................           10,575
      Class C ..................................................................           97,064
   Transfer agent fees (Note 4) ................................................          103,800
   Custodian fees ..............................................................            1,000
   Reports to shareholders .....................................................            6,300
   Registration and filing fees ................................................           68,000
   Amortization of offering costs ..............................................           15,987
   Professional fees ...........................................................           74,096
   Trustees' fees and expenses .................................................           23,500
   Dividends on securities sold short ..........................................            6,470
   Other .......................................................................            1,800
                                                                                      -----------
         Total expenses ........................................................        1,439,454
                                                                                      -----------
            Net investment income ..............................................          275,280
                                                                                      -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..............................................................          790,909
      Written options ..........................................................           23,994
      Securities sold short ....................................................         (163,201)
      Foreign currency transactions ............................................            6,909
                                                                                      -----------
            Net realized gain (loss) ...........................................          658,611
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................        1,034,062
      Translation of assets and liabilities denominated in foreign currencies ..           71,207
                                                                                      -----------
            Net change in unrealized appreciation (depreciation) ...............        1,105,269
                                                                                      -----------
Net realized and unrealized gain (loss) ........................................        1,763,880
                                                                                      -----------
Net increase (decrease) in net assets resulting from operations ................      $ 2,039,160
                                                                                      ===========


22 | See notes to financial statements. | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

STATEMENT OF CHANGES IN NET ASSETS
for the six months ended September 30, 2004 (unaudited) and the year ended March 31, 2004

                                                                                                ------------------------------------
                                                                                                 SIX MONTHS ENDED       YEAR ENDED
                                                                                                SEPTEMBER 30, 2004    MARCH 31, 2004
                                                                                                ------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ............................................................    $    275,280        $   (371,052)
      Net realized gain (loss) from investments, written options, securities sold short,
         and foreign currency transactions ....................................................         658,611           4,811,470
      Net change in unrealized appreciation (depreciation) on investments and translation of
         assets and liabilities denominated in foreign currencies .............................       1,105,269           1,647,696
                                                                                                   --------------------------------
            Net increase (decrease) in net assets resulting from operations ...................       2,039,160           6,088,114
   Distributions to shareholders from:
      Net investment income:
         Class A ..............................................................................              --              (9,821)
         Class B ..............................................................................              --                (276)
         Class C ..............................................................................              --              (2,626)
         Advisor Class ........................................................................              --             (37,916)
      Net realized gains:
         Class A ..............................................................................              --             (43,466)
         Class B ..............................................................................              --              (2,050)
         Class C ..............................................................................              --             (28,745)
         Advisor Class ........................................................................              --            (120,405)
                                                                                                   --------------------------------
      Total distributions to shareholders .....................................................              --            (245,305)
      Capital share transactions (Note 3):
         Class A ..............................................................................      10,128,679          23,614,182
         Class B ..............................................................................         553,923           1,858,573
         Class C ..............................................................................       4,014,435          16,517,110
         Advisor Class ........................................................................       6,848,033          40,925,106
                                                                                                   --------------------------------
      Total capital share transactions ........................................................      21,545,070          82,914,971
            Net increase (decrease) in net assets .............................................      23,584,230          88,757,780
Net assets:
   Beginning of period ........................................................................      88,857,780             100,000
                                                                                                   --------------------------------
   End of period ..............................................................................    $112,442,010        $ 88,857,780
                                                                                                   ================================
Undistributed net investment income (loss) included in net assets:
   End of period ..............................................................................    $    200,186        $    (75,094)
                                                                                                   ================================


                     Semiannual Report | See notes to financial statements. | 23

FRANKLIN MUTUAL RECOVERY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Recovery Fund (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end, continuously offered investment company. The Fund seeks to achieve superior risk adjusted returns with a low correlation to U.S. equity markets by investing in distressed companies, risk arbitrage securities and undervalued securities. The Fund may take long and short positions. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value. All security valuation procedures are approved by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


24 | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or a sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


                                                          Semiannual Report | 25

FRANKLIN MUTUAL RECOVERY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

e. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

f. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size and will be recognized upon the termination of a short sale.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

g. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.


26 | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

h. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

i. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

j. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

k. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital. There were no redemption fees for the period.

l. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


                                                          Semiannual Report | 27

FRANKLIN MUTUAL RECOVERY FUND

2. TENDER OF SHARES

On a quarterly basis, the Fund may make tender offers, the amount of which is determined by the Board of Directors, for the repurchase of at least 5% but not more than 25% of the shares outstanding. The repurchase price is the net asset value on the tender offer expiration date.

3. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Effective November 3, 2003, the Fund began offering three new classes of shares: Class A, Class B, and Class C shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, and voting rights on matters affecting a single class and its exchange privilege.

At September 30, 2004, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                            --------------------------------------------------------------
                                                 SIX MONTHS ENDED                       YEAR ENDED
                                                SEPTEMBER 30, 2004                    MARCH 31, 2004
                                            --------------------------------------------------------------
                                              SHARES         AMOUNT              SHARES          AMOUNT
                                            --------------------------------------------------------------
CLASS A SHARES:(a)
   Shares sold ....................          879,480      $ 10,517,599         2,030,322      $ 23,570,034
   Shares issued in reinvestment
      of distributions ............               --                --             3,990            46,243
   Shares redeemed ................          (32,380)         (388,920)             (173)           (2,095)
                                            ==============================================================
   Net increase (decrease) ........          847,100      $ 10,128,679         2,034,139      $ 23,614,182
                                            ==============================================================
CLASS B SHARES:(a)
   Shares sold ....................           53,796      $    643,771           158,934      $  1,856,425
   Shares issued in reinvestment
      of distributions ............               --                --               187             2,163
   Shares redeemed ................           (7,496)          (89,848)               (1)              (15)
                                            ==============================================================
   Net increase (decrease) ........           46,300      $    553,923           159,120      $  1,858,573
                                            ==============================================================
CLASS C SHARES:(a)
   Shares sold ....................          471,642      $  5,632,491         1,418,164      $ 16,497,578
   Shares issued in reinvestment
      of distributions ............               --                --             1,693            19,622
   Shares redeemed ................         (134,969)       (1,618,056)               (8)              (90)
                                            ==============================================================
   Net increase (decrease) ........          336,673      $  4,014,435         1,419,849      $ 16,517,110
                                            ==============================================================
ADVISOR CLASS SHARES:(b)
   Shares sold ....................          650,459      $  7,810,800         3,933,678      $ 42,065,946
   Shares issued in reinvestment
      of distributions ............               --                --             8,577            99,402
   Shares redeemed ................          (80,089)         (962,767)         (105,368)       (1,240,242)
                                            ==============================================================
   Net increase (decrease) ........          570,370      $  6,848,033         3,836,887      $ 40,925,106
                                            ==============================================================

(a)   For the period November 3, 2003 (inception date) to March 31, 2004.

(b)   For the period June 2, 2003 (inception date) to March 31, 2004.


28 | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

4. TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers or directors of the following entities:

--------------------------------------------------------------------------------------
ENTITY                                                          AFFILIATION
--------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton/Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

a. MANAGEMENT FEES

The Fund pays an investment management fee calculated daily at the annual rate of 1.50% of the Fund's daily average net assets (the "Base Fee") during the preceding month. Effective June 2, 2004, the Base Fee is adjusted, on a monthly basis (i) upward at the rate of 0.01% of average daily net assets for the Performance Period, as defined below, for each 0.05% that the investment performance of the Fund exceeds the sum of 1.00% plus the investment record of the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index (the "Benchmark") for the past 12 months, or (ii) downward at the rate of 0.01% of average daily net assets for the Performance Period for each 0.05% that the record of the Benchmark less 1.00% exceeds the investment performance of the Fund for the past 12 months (the "Fee Adjustment"). The maximum or minimum Fee Adjustment, if any, will be at an annual rate of 1.00% of the average daily net assets of the Fund for the Performance Period. The maximum annual fee payable to the Manager will be an annual rate of 1.50% of average daily net assets of the Fund calculated daily for the preceding month plus an annual rate of 1.00% of the average daily net assets of the Fund calculated daily for the preceding month, and the minimum annual fee will be an annual rate of 1.50% of the average daily net assets of the Fund calculated daily for the preceding month minus an annual rate of 1.00% of the average daily net assets of the Fund calculated daily for the preceding month. The Performance Period is defined as the twelve-month period ending on the last day of the prior month.

For the period, the total annualized management fee rate, including the Fee Adjustment, was 1.74% of average daily net assets.

b. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets of the Fund.

c. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                                                          Semiannual Report | 29

FRANKLIN MUTUAL RECOVERY FUND

4. TRANSACTIONS WITH AFFILIATES (CONTINUED)

d. SALES CHARGES/UNDERWRITING AGENTS

Distributors has advised the Fund of the following commission transactions related to the sale of the Fund's share for the period:

Sales charges received ............................................     $23,141
                                                                        -------
Contingent deferred sales charges retained ........................     $ 5,941
                                                                        -------

e. TRANSFER AGENT FEES

The Fund pays a transfer agent fee to Investor services of .15% per year of the average daily net assets of the Fund.

The Fund paid transfer agent fees of $103,800, of which $76,973 was paid to Investor Services.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2004, there were no credits earned.

6. INCOME TAXES

At March 31, 2004 the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 2003, of $176,671 and $109,690, respectively. For tax purposes such losses will be reflected in the year ending March 31, 2005.

At September 30, 2004, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...........................................   $ 107,811,787
                                                                  -------------
Unrealized appreciation .......................................   $   7,321,089
Unrealized depreciation .......................................      (4,500,773)
                                                                  -------------
Net unrealized appreciation (depreciation) ....................   $   2,820,316
                                                                  =============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of defaulted securities, dividends on securities sold short, bond discounts and premiums, offering costs, and organizational costs.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of defaulted securities, wash sales, foreign currency transactions, dividends on securities sold short and bond discounts and premiums.


30 | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities and securities sold short) for the period ended September 30, 2004, aggregated $54,752,333 and $20,736,186, respectively.

Transactions in options written during the period ended September 30, 2004 were as follows:

                                                  -----------------------------
                                                  NUMBER OF CONTRACTS   PREMIUM
                                                  -----------------------------
Options Outstanding at
   March 31, 2004 ..............................           231         $ 29,821
Options written ................................        14,612            6,262
Options expired ................................        (4,399)         (23,994)
Options exercised ..............................       (10,444)         (12,089)
Options closed .................................            --               --
                                                       ------------------------
Options outstanding at
   September 30, 2004 ..........................            --         $     --
                                                       ========================

8. SYNTHETIC EQUITY SWAPS

As of September 30, 2004, the Fund had the following synthetic equity swaps outstanding:

---------------------------------------------------------------------------------------
                                               NUMBER OF       VALUE AT     UNREALIZED
CONTRACTS TO BUY                               CONTRACTS       9/30/04      GAIN (LOSS)
---------------------------------------------------------------------------------------
Aventis SA (60.20 - 62.30 EUR) ............      6,116         $444,219       $49,423
                                                                              -------
            Net unrealized gain ...........                                   $49,423
                                                                              -------

9. FORWARD EXCHANGE CONTRACTS

At September 30, 2004, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

-----------------------------------------------------------------------------------------------
                                                         IN         SETTLEMENT      UNREALIZED
CONTRACTS TO SELL:                                  EXCHANGE FOR       DATE         GAIN/(LOSS)
-----------------------------------------------------------------------------------------------
   747,562,500        Korean Won ............   U.S. $  650,000      12/14/04      U.S. $ 3,166
     3,156,316        British Pounds ........         5,697,400      12/20/04            14,737
                                                     ----------                         -------
                                                U.S. $6,347,400                          17,903
                                                     ==========                         -------

Unrealized gain on forward exchange contracts ...................................  U.S. $17,903
                                                                                        =======


                                                          Semiannual Report | 31

FRANKLIN MUTUAL RECOVERY FUND

9.    FORWARD EXCHANGE CONTRACTS (CONTINUED)

-------------------------------------------------------------------------------------------------
                                                         IN         SETTLEMENT       UNREALIZED
CONTRACTS TO SELL:                                  EXCHANGE FOR       DATE          GAIN/(LOSS)
-------------------------------------------------------------------------------------------------
       500,000        Euro ..................   U.S. $  595,000      11/24/04      U.S. $(26,655)
     1,380,000        British Pounds ........         2,456,621      12/20/04            (27,945)
       778,860        Canadian Dollars ......           600,077       1/21/05            (14,656)
     1,693,000        Euro ..................         2,090,855       2/23/05            (14,230)
   116,153,712        Japanese Yen ..........         1,061,129       3/28/05             (5,445)
                                                     ----------                         --------
                                                U.S. $6,803,682                          (88,931)
                                                     ==========                         --------
Unrealized loss on forward exchange contracts ...................................        (88,931)
                                                                                        --------
  Net unrealized loss on forward exchange contracts .............................  U.S. $(71,028)
                                                                                        ========

10. RESTRICTED SECURITIES

At September 30, 2004, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At September 30, 2004, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:

-----------------------------------------------------------------------------------------------------------------
SHARES/
WARRANTS OR
PRINCIPLE                                                             ACQUISITION
AMOUNT           ISSUER                                                  DATE            COST            VALUE
-----------------------------------------------------------------------------------------------------------------
    39,586       AboveNet Inc. ...................................      9/03/03       $1,511,610      $   948,615
 2,387,000       AboveNet Inc., Contingent Distribution ..........      9/03/03               --               --
    50,673       Ace Aviation Holdings Inc. ......................      9/23/04          851,780          994,297
       286       Elephant Capital Holdings Ltd. ..................     10/22/03          286,248          380,589
   112,700       Hollinger International Inc. ....................      3/18/04        1,956,884        1,753,725
   287,034       Imagine Group Holdings Ltd. .....................      8/31/04        2,939,659        2,939,667
 2,829,222       Motor Coach Industries International Inc.,
                   FRN, 15.00%, 10/01/08 .........................      5/27/04        2,829,222        2,829,222
    51,200       Occum Acquisition Corp. .........................      7/27/04        5,120,000        5,120,000
                                                                                                      -----------
TOTAL RESTRICTED SECURITIES (13.31% OF NET ASSETS) ...............                                    $14,966,115
                                                                                                      ===========

11. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING

On September 20, 2004, Franklin Resources, Inc. (Franklin Resources, Inc. and its subsidiaries are referred to collectively as the "Company") announced that an agreement has been reached by two of its subsidiaries, Franklin Advisers, Inc. ("Franklin Advisers") and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to an administrative complaint filed on February 4, 2004. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers reached with the SEC, as described below.


32 | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

11. REGULATORY MATTERS (CONTINUED)

MASSACHUSETTS ADMINISTRATIVE PROCEEDING (CONTINUED)

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers and FTAS have consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The consent order has multiple sections, including "Statements of Fact" and "Violations of Massachusetts Securities Laws." The Company admitted the "Statements of Fact." The Company did not admit or deny the "Violations of the Massachusetts Securities Laws." While Franklin Advisers and FTAS did not admit or deny engaging in any wrongdoing, the Company believes that it is in its best interest and the interests of its funds' shareholders to settle this issue now and move forward.

On October 25, 2004, the State of Massachusetts filed an administrative complaint against Franklin Resources, Inc. ("FRI") alleging a violation of the Massachusetts Uniform Securities law (the "Act") in connection with having filed on September 20, 2004, an allegedly false and misleading report on Form 8-K with the SEC. The Massachusetts administrative complaint seeks an order calling for FRI to cease and desist from further violations of the Act and to pay an administrative fine in an amount to be determined.

FRI's SEC filing of September 20, 2004 described the settlement consent order with the State of Massachusetts and reported while "Franklin Advisers and FTAS did not admit or deny engaging in any wrongdoing, the Company believes that it is in the best interest of the Company and its funds' shareholders to settle this issue now and move forward." The October 25, 2004 State of Massachusetts administrative complaint alleges that this description of the settlement consent order was materially false and misleading under Massachusetts law. FRI's management disagrees with the allegation made in this administrative complaint and continues to believe that the description of the terms of the settlement consent order issued by the State of Massachusetts is neither false nor misleading.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT

On August 2, 2004, the Company announced that an agreement has been reached by Franklin Advisers with the SEC that resolves the issues resulting from the SEC's investigation of market timing activity and the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease-and-desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts administrative complaint described above.


                                                          Semiannual Report | 33

FRANKLIN MUTUAL RECOVERY FUND

11. REGULATORY MATTERS (CONTINUED)

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT (CONTINUED)

Under the terms of the SEC's Order, pursuant to which Franklin Advisers neither admits nor denies any wrongdoing, Franklin Advisers has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear which funds will receive distributions or which shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers to, among other things, enhance and periodically review compliance policies and procedures.

OTHER GOVERNMENTAL INVESTIGATIONS

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees have been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Franklin Advisers and Franklin Templeton Distributors, Inc. ("FTDI") concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office ("CAGO") also has advised the Company that the California Attorney General is authorized to bring a civil action against the Company and FTDI arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company's and funds' shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so. The Company continues to have discussions towards resolving these governmental investigations.


34 | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

11. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS

The Trust, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Massachusetts administrative complaint described above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

Various subsidiaries of the Company have also been named in multiple lawsuits filed in state courts in Illinois alleging breach of duty with respect to valuation of the portfolio securities of certain funds managed by such subsidiaries.

In addition, the Company and certain of its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing governmental investigations or class actions or other lawsuits. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


                                                          Semiannual Report | 35

FRANKLIN MUTUAL RECOVERY FUND

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


36 | Semiannual Report

LITERATURE REQUEST

TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II(1)
Franklin Small-Mid Cap Growth Fund

VALUE
Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund(4)

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin's AGE High Income Fund
Franklin Federal Money Fund(5), (6)
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust(3)
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5), (7)
Franklin Money Fund(5), (6)
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund

TAX-FREE INCOME(8)

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(9)
Tax-Exempt Money Fund(5), (6)

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(10)
Colorado
Connecticut
Florida(10)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(9)
Michigan(9)
Minnesota(9)
Missouri
New Jersey
New York(10)
North Carolina
Ohio(9)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(11)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

(5) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(6) Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

(7) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(8) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(9)   Portfolio of insured municipal securities.

(10) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(11) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/04                                          Not part of the semiannual report

       [LOGO](R)
FRANKLIN(R) TEMPLETON(R)              One Franklin Parkway
      INVESTMENTS                     San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN MUTUAL RECOVERY FUND

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF EXECUTIVE OFFICER

David J. Winters, CFA

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

471 S2004 11/04








ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Grant, and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES. N/A


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITYU HOLDERS.

There have been no changes to the procedures by which shareholders may rcommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 10. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(a) Code of Ethics

(b) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL RECOVERY FUND

By /s/JIMMY D. GAMBILL
  -----------------------
     Jimmy D. Gambill
     Chief Executive Officer - Finance and Administration
Date November 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/JIMMY D. GAMBILL
  -----------------------
     Jimmy D. Gambill
     Chief Executive Officer - Finance and Administration
Date November 30, 2004



By /s/GALEN G. VETTER
   ------------------------------
      Galen G. Vetter
      Chief Financial Officer
Date  November 30, 2004